                        OFFICE OF THE SECRETARY OF STATE
                               STATE OF OKLAHOMA


                 [GREAT SEAL OF THE STATE OF OKLAHOMA -- 1907]



                          CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall come Greetings:

WHEREAS, the Certificate of Incorporation duly signed and required of


                             CONTINENTAL GAS, INC.


has been filed in the office of the Secretary of State as provided by the Laws of the State of Oklahoma.

NOW THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the powers vested in me by law do hereby issue this Certificate of Incorporation.

IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.

Filed at the City of Oklahoma City this 4th day of April, 1990.

[Great Seal of the State
of Oklahoma -- 1907]

                                   /s/ HANNAH D. ATKINS
                                   ---------------------------
                                   Secretary of State

                              By:  /s/ BETH R. GARNER
                                   ---------------------------

FEE:  $1.00 PER $1,000.00                                                 FILED
ON AUTHORIZED CAPITAL                                             APRIL 2, 1990
MINIMUM FEE:  $50.00                                OKLAHOMA SECRETARY OF STATE

                                                            FOR OFFICE USE ONLY


                          CERTIFICATE OF INCORPORATION
                                    (PROFIT)


FILE IN DUPLICATE

PRINT CLEARLY

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA


1.  The name of this corporation is

Continental Gas, Inc.
-------------------------------------------------------------------------------
(Please refer to procedure sheet for statutory words required to be included in the corporate name.)

2. The address of the registered office in the State of Oklahoma and the name of the registered agent at such address are

  Harold Hamm        621 S. Harding             Enid     Garfield     73703
-------------------------------------------------------------------------------
     NAME       NUMBER & STREET ADDRESS         CITY      COUNTY    ZIP CODE
           (P.O. BOXES ARE NOT ACCEPTABLE.)
                          ---

3.  The duration of the corporation is                  Perpetual
                                          -------------------------------------
                                           (Perpetual unless otherwise stated)

4.  The purpose or purposes for which the corporation is formed are:

    To engage in any lawful act or activity for which corporations may be organized under the general corporation law of Oklahoma.

                                                                       RECEIVED
                                                                 April 24, 1990
                                                    Oklahoma Secretary of State


5. The aggregate number of shares which the corporation shall have authority to issue, the designation of each class, the number of shares of each class, and the par value of the shares of each class are as follows:

NUMBER OF SHARES             SERIES         PAR VALUE PER SHARE
                                            (Or, if without par value, so state)
Common   100                 (Common)             Zero (0)
        -----                                    ----------

Preferred   Zero (0)                                 N/A
           ---------                             ----------

TOTAL NO. SHARES   100            TOTAL AUTHORIZED CAPITAL   ZERO (0)
                  -----                                     ----------

6. If the powers of the incorporator(s) are to terminate upon the filing of the certificate of incorporation, the names and mailing addresses of the persons who are to serve as directors:

     NAME             MAILING ADDRESS         CITY      STATE         ZIP CODE
     ----             ---------------         ----      -----         --------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

7.  The name and mailing address of the undersigned incorporator(s):

     NAME             MAILING ADDRESS         CITY      STATE         ZIP CODE
     ----             ---------------         ----      -----         --------

  HAROLD HAMM          P.O. BOX 10549         ENID,       OK            73706
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Oklahoma does certify that the facts herein stated are true, and has accordingly hereunto set my hand this 23RD day of APRIL , 19 90 .


                                          /s/ HAROLD HAMM
                                          ------------------------------
                                                    Signature



                                          ------------------------------
                                                    Signature

FEE:  $10.00

                                                                          FILED
                             CHANGE OR DESIGNATION
                                       OF                           MAY 6, 1993
                                REGISTERED AGENT
                                     AND/OR            Okla. Secretary of State
                                  LOCATION OF
                               REGISTERED OFFICE            FOR OFFICE USE ONLY
FILE IN DUPLICATE
PLEASE PRINT CLEARLY

PLEASE NOTE: this form MUST be filed with a letter from the Oklahoma Tax Commission stating the franchise tax has been paid by the corporation for the current fiscal year, with the EXCEPTION of not for profit corporations.

TO:  THE OKLAHOMA SECRETARY OF STATE, 101 State Capitol, Oklahoma City, OK
73105

     The undersigned, for the purpose of changing its registered agent and/or registered office pursuant to Section 1023/1026 of the Oklahoma General Corporation Act, hereby certifies:

8.  The name of the corporation Is:   Continental Gas, Inc.
                                    -------------------------------------------
                                                                       RECEIVED
-------------------------------------------------------------------------------
                                                                    MAY 6, 1993

9.  The location of the registered office of this corporation is:
                                                       OKLA. SECRETARY OF STATE

 302 North Independence - 3rd Floor         Enid       Garfield        73701
-------------------------------------------------------------------------------
 Street Address                             City        County        Zip Code
 (P.O. Boxes are NOT acceptable.)

10. The name of the registered agent at such address upon whom process against this corporation may be served is:


  Harold Hamm
-------------------------------------------------------------------------------
     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its __________ President and attested by its _______ Secretary, this 28TH day of APRIL, 1993.


/s/ HAROLD HAMM                              Harold Hamm
------------------------------------------  -----------------------------------
by                 _____President           (Please Print name)

ATTEST:


/s/ CHRISTINE ROBERTS                       Christine Roberts
------------------------------------------  -----------------------------------
by                 _____Secretary           (Please Print name)